Exhibit 99.2

FINANCIAL RESULTS AND COMPANY OVERVIEW 2017 Second-Quarter Performance September 6, 2017

Disclaimer Forward-Looking Statements and Preliminary Results This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are based on management’s beliefs and assumptions and information currently available to management and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this presentation is not a guarantee of future results, and that actual results may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those “Risk factors” in our annual report on Form 10-K, for the fiscal year ended January 29, 2017, filed on March 14, 2017 and those described from time to time in our, and HD Supply, Inc.’s, other filings with the U.S. Securities and Exchange Commission, which can be found at the SEC’s website www.sec.gov. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Estimates for Net sales, Adjusted EBITDA and Adjusted Net income per diluted share are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with quarter-end adjustments. Any variation between HD Supply’s actual results and the preliminary financial data set forth herein may be material. Non-GAAP Financial Measures HD Supply supplements its financial results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) with non-GAAP measurements, including Adjusted EBITDA, Adjusted net income, Adjusted net income per diluted share, Net Debt and Free Cash Flow. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements. Additional information regarding Adjusted EBITDA, Adjusted net income and Adjusted net income per diluted share referred to in this presentation is included at the end of this presentation under “Reconciliation of Non-GAAP Measures.”

Q2’17 Execution Highlights Focused on Controllable Execution 1 See appendix slides 20 and 21 for a reconciliation of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Diluted Share to Net Income and Net Income per Diluted Share 2 Free Cash Flow is defined as Operating Cash Flow ($538M) Less Capital Expenditures ($92M) (including Cash Flow from Discontinued Operations) Note: “VPY” denotes Versus Prior Year, “LTM” denotes Last Twelve Months +5% Net Sales Growth Versus Prior Year (“VPY”) +5% Operating Income Growth VPY +33% Income from Continuing Operations VPY +2% Adjusted EBITDA1 Growth VPY +25% Adjusted Net Income per Diluted Share Growth VPY $446M LTM Free Cash Flow2 +8% Increase VPY +40 Basis Points Gross Margin Improvement VPY in Facilities Maintenance Talent and One Team Culture

Capital Structure Update Financial Leverage Ratio of 2.5x Closed Sale of Waterworks on August 1, 2017, Netting $2.4B Cash After Fees and Taxes Fully Redeemed $1.25B of 5.25% First Priority Notes on September 1, 2017 Fully Paid Down $700M U.S. Revolving ABL Completed $500M Share Repurchase Announced June 6, 2017 Further $500M Share Repurchase Program Announced August 29, 2017 Normalized Capital Structure: Financial Leverage Ratio1 of 2.5x Amended $1.0B of 5.75% Senior Notes and $1.1B Term Loan Facility; Greater Capital Flexibility 1 Financial Leverage Ratio is defined as Consolidated Total Indebtedness divided by Adjusted EBITDA for the period of our most recent four consecutive fiscal quarters. Consolidated Total Indebtedness is defined as the aggregate principal of outstanding indebtedness, plus Letters of Credit, less Cash & Cash Equivalents. Adjusted for the sale of Waterworks.

Execution Considerations Focus on Delivering Full-Year Financial Performance Targets Completed our Portfolio Rationalization and Moved Two Leadership Businesses from California to Atlanta Largest National Provider of MRO1 Products to Living Spaces and Non-Residential Construction Accelerated Investments in our Selling Channels and Enabling Functions Differentiated Team, Delivering on Our Customer Promise 1 Maintenance, Repair and Operations

Performance In-line with Expectation Growth Consistent with Facilities Maintenance $500M Completed in August; Further $500M Authorized Scale, Geographical Density, Capabilities Topics of Recent Investor Interest Free Cash Flow is defined as Operating Cash Flow – Capital Expenditures (including Cash Flow from Discontinued Operations) Topic Consideration Operating Leverage1 HVAC Share Repurchases Property Improvement Expect 2H’17 Return to +1.5x Acquisitions Regular Tax Payer Late-2018 or Early 2019 Gross Margin Pressure Through 2017 End Taxes Rebar Pricing Distribution Center and Branch Closures Hurricane Harvey 1 Operating Leverage is Defined as Adjusted EBITDA Growth Divided by Total Net Sales Growth

$1,283M $1,352M +5% Gross Profit Gross Margin % Operating Income Adj. EBITDA % Op. Income % $513M $539M 40.0% 39.9% $203M $208M $171M $180M 15.8% 15.4% 13.3% +5% -10 BPs -40 BPs +$5M ($ in millions, except per share data) $104M $127M +5% Net Sales 1 The increase in Net income and Net income per Diluted share was primarily due to a $323 million tax benefit within Discontinued Operations to record a deferred tax asset that is realizable as a result of the sale of the Waterworks business 2 See appendix slides 20 and 21 for a reconciliation of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Diluted Share to Net Income and Net Income per Diluted Share Q2’16 Adj. EBITDA2 VPY Adj. Net Income2 13.3% Q2’17 $0.51 $0.64 +25% Per Diluted Share +$69M +22% Net Income1 $98M $442M +$344M $0.49 $2.22 +$1.73 Per Diluted Share1 5.4% Sales Growth VPY Q2’17 Financial Results

Q2'17 Segment Performance

HDSUPPLY

($ in millions)

HDSUPPLY FACILITIES MAINTENANCE

VPY

Net Sales



$741M
$769M
+4%
Q2'16
Q2'17

	Q2'16	Q2'17	VPY
Adj. EBITDA	$151M	$156M	+3%

HDSUPPLY CONSTRUCTION & INDUSTRIAL

VPY



$544M
$584M
+7%
Q2'16
Q2'17

	Q2'16	Q2'17	VPY
Adj. EBITDA	$68M	$69M	+1%

Organic Growth Across Business Units

8

Q2'17 Taxes and Cash Flow at Quarter End

HD SUPPLY

Taxes

- **Favorable Tax Asset** with **Significant Gross Federal Net Operating Loss Carryforwards of Approximately $1.5 Billion**
  - **~$625M** Tax-affected Amount of Federal and State NOLs
- **Cash Taxes**
  - **$7M** in Q2'17
  - **$17M – $20M** Estimated for Q3'17 (Inclusive of $15M of Expected Cash Taxes on the Sale of HD Supply Waterworks)
  - **$30M – $40M** Estimated for FY'17 (Inclusive of $15M of Expected Cash Taxes on the Sale of HD Supply Waterworks)
- **GAAP Taxes**
  - **~38%** for Q2'17
  - Expected to be **~35% to 36%** for FY'17

Cash Flow

- **$4.0B Net Debt[1] at the End of Q2'17**
- **$1.6B Net Debt[1]** After HD Supply Waterworks Sale
  - **2.5x** Financial Leverage Ratio[2]
- **$19M of Capital Expenditures in Q2'17**

Note: Contains forward-looking information; please see Disclaimer on slide 2

[1] Reconciled on slide 17

[2] Financial Leverage Ratio is defined as Consolidated Total Indebtedness divided by Adjusted EBITDA for the period of our most recent four consecutive fiscal quarters. Consolidated Total Indebtedness is defined as the aggregate principal of outstanding indebtedness, plus Letters of Credit, less Cash & Cash Equivalents. Adjusted for the sale of Waterworks.

Capital Structure Execution

9

+5.4% Q2’17 Average Daily Sales Growth Q2’17 Monthly Average Daily Sales (%) 3.7% 8.2% 6.7% Aug. 4.3% 9.8% 2.6% ’16 Selling Days 24 20 19 4.5% Facilities Maintenance Construction & Industrial (Preliminary) 6.9% 3.4% 5.6% 5.2% 9.3% 20 3.0% 2.7% May Jun. Jul. Prior Year $532M $435M $408M HD Supply Net Sales $412M 5.2% 3.6% ’15 Selling Days Q2’17 0.2% 6.2% $409M 1.4% 6.7% $503M 1.7% 10.2% $395M 0.4% 6.6% $385M HD Supply Average Daily Sales Growth VPY ’17 Selling Days 24 20 19 20 Current Year 24 20 20 19 Note: Contains forward-looking information; please see Disclaimer on slide 2

Q3'17 Guidance

HD SUPPLY

($ in millions, except per share amounts)

Net Sales



VPY
$1,360M
+7%
$1,275M
$1,320M
+4%
Q3'16
Q3'17

Adj. EBITDA



VPY
$212M
+13%
$188M
$200M
+6%
Q3'16
Q3'17

Adj. Net Income Per Diluted Share[1]



VPY
$0.79
+68%
$0.47
$0.73
+55%
Q3'16
Q3'17

	Net Sales		Adj. EBITDA		Adj. Net Income Per Diluted Share	
Midpoint	$1,340M	+5%	$206M	+10%	$0.76	+62%

[1] Q3'17 Adjusted Net Income per Share range assumes a fully diluted weighted average share count of ~187 million

Note: Contains forward looking information; please see Disclaimer on slide 2. No reconciliation of the forecasted range for Adjusted EBITDA to Net income or Income from Continuing Operations and Adjusted net income per diluted share to Net income per diluted share or Income from Continuing Operations per diluted share for the third quarter of fiscal 2017 is included in this presentation because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

+5% Sales Growth VPY at Midpoint

11

~2 to 3% End Market Growth for FY’17 FY’17 End Market Preliminary Outlook Residential Construction “Living Space” MRO Primary End Market Non-Residential Construction ~2 to 3% FY’17 End Market Estimates1 1% to 2% Current View as of September ’17  Mid-Single Digit 1 Management estimate; market estimate is management estimate of the growth of our end markets based on multiple quantitative and qualitative inputs Note: Contains forward looking information; please see Disclaimer on slide 2  Low Single Digits to Mid-Single Digit

Illustrative

HD Supply Current Outlook Summary

HDSUPPLY

Q3'17

- **+5.1% Net Sales VPY at Midpoint**
  - $1,320M to $1,360M Net Sales
- **+9.6% Adj. EBITDA VPY at Midpoint**
  - $200M to $212M Adj. EBITDA
- **+61.7% Adj. Net Income per Diluted Share Increase VPY at Midpoint**
  - $0.73 to $0.79 Adj. Net Income per Diluted Share
- **Assumes ~187M Diluted Share Count**

FY'17

- **+2% to +3% End Market VPY[1]**
- **+3.8% to +5.8% Net Sales VPY**
  - $5,000M to $5,100M Net Sales
- **+2.9% to +7.4% Adj. EBITDA VPY**
  - $700M to $730M Adj. EBITDA
- **+42.0% to +52.7% Adj. Net Income per Diluted Share VPY**
  - $2.13 to $2.29 Adj. Net Income per Diluted Share
- **Assumes ~194M Diluted Share Count**

Note: Contains forward looking information; please see Disclaimer on slide 2. No reconciliation of the forecasted range for Adjusted EBITDA to Net income or Income from Continuing Operations and Adjusted net income per diluted share to Net income per diluted share or Income from Continuing Operations per diluted share for the third quarter of fiscal 2017 and full year fiscal 2017 is included in this presentation because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

[1] *Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and long-term average growth target based on management estimates and projections*

Current Outlook Summary 13

Q&A Q&A

Concluding Remarks One Team, Driving Customer Success and Value Creation Continual Operational Improvement +5% Net Sales Growth in Q2’17 VPY +40 Basis Points Gross Margin Improvement in Facilities Maintenance in Q2’17 VPY 2.5x Financial Leverage Ratio1 After Sale of HD Supply Waterworks Enabling Focus, Growth Investment and Innovation Disciplined People, Thought and Action 1 Financial Leverage Ratio is defined as Consolidated Total Indebtedness divided by Adjusted EBITDA for the period of our most recent four consecutive fiscal quarters. Consolidated Total Indebtedness is defined as the aggregate principal of outstanding indebtedness, plus Letters of Credit, less Cash & Cash Equivalents. Adjusted for the sale of Waterworks.

Q&A APPENDIX

~$4.0B Net Debt Capital Structure At Q2’17 Quarter End Q2’17 Debt Balances Sec. ABL Sec. Term B-1 Sec. 1st Lien Notes Sr. Unsecured Notes $762 1,250 1,000 4/5/22 8/13/21 12/15/21 Outstanding Debt Less Cash and Cash Equivalents Net Debt $3,985 (67) $4,093 Balance Maturity 1 Represents the stated rate of interest, without including the effect of discounts or premiums 2 Subject to applicable redemption price terms 3 Represents the unamortized portion of discounts and deferred financing costs ($ in millions, unless otherwise noted) 3.29% 4.05% 5.25% Interest Rate1 535 n/a now 12/15/17 Soft Call Date2 5.75% 4/15/24 4/15/19 Less Discount3 (7) Less Deferred Financing Costs3 (34) Gross Debt $4,052 Sec. Term B-2 10/17/23 4.05% 546 now

$435M Preliminary August Sales Monthly Net Sales ($) FY’16 Facil. Maint. Const. & Ind. ’17 Selling Days ’16 Selling Days ($ in millions) HD Supply Net Sales (Preliminary) FY’17 Sep. Oct. Nov. Dec. Jan. Feb. Mar. Apr. May Jun. Jul. Aug. Aug. $409M $383M $483M $338M $352M $395M $408M $350M $378M $532M $488M $412M $435M $221 $266 $189 $198 $233 $198 $212 $272 $232 $231 $306 $248 $163 $218 $150 $153 $163 $153 $166 $217 $180 $178 $226 $188 $237 $171 20 19 25 18 20 23 20 20 25 20 19 24 20 20 19 25 18 20 23 20 20 25 20 19 24 20 Note: Contains forward-looking information; please see Disclaimer on slide 2

+6.7% Preliminary Average Daily Sales Growth in August Average Daily Sales – Organic1 (VPY%) HD Supply Organic Average Daily Sales Growth VPY1 (VPY%) 1 Adjusted for Acquisitions, Divestitures, and Selling Days Note: “VPY” denotes Versus Prior Year; Contains forward-looking information; please see Disclaimer on slide 2 FY’16 Facil. Maint. Const. & Ind. ’17 Selling Days ’16 Selling Days (Preliminary) FY’17 Sep. Oct. Nov. Dec. Jan. Feb. Mar. Apr. May Jun. Jul. Aug. Aug. 20 19 25 18 20 23 20 20 25 20 19 24 20 20 19 25 18 20 23 20 20 25 20 19 24 20 ’15 Selling Days 20 19 25 18 19 24 20 20 25 19 20 24 20 2.4% 1.0% 0.9% 2.5% 2.8% 0.2% 1.1% 0.8% 5.2% 2.6% 3.7% 4.3% 0.2% 4.4% 5.7% 3.4% 6.4% 3.7% 5.3% 7.9% 7.7% 9.3% 4.5% 8.2% 9.8% 6.2% 2.7% 3.3% 3.0% 2.0% 4.2% 3.2% 3.4% 2.4% 3.9% 5.6% 3.8% 6.9% 6.7%

Reconciliation of Non-GAAP Measures: Net Income to Adjusted EBITDA ($ in millions) 1 Depreciation and amortization includes amounts recorded within Cost of sales in the Consolidated Statements of Operations 2 Represents the loss on extinguishment of debt including the write-off of unamortized deferred financing costs, original issue discount, and other assets or liabilities associated with such debt 3 Represents the costs incurred for strategic alignment of our workforce. These costs include severance, relocation costs and other related costs July 30, 2017 July 31, 2016 Net income $442 $ 98 Less income from discontinued operations, net of tax 361 37 Income from continuing operations 81 61 Interest expense, net 49 69 Provision for income taxes 41 Depreciation and amortization 1 22 23 Loss on extinguishment of debt — Restructuring charges 2 — 4 Stock-based compensation 3 6 5 Adjusted EBITDA $ 208 $ 203 50 — Three Months Ended July 30, 2017 July 31, 2016 $527 $ 84 388 64 139 20 98 154 15 44 44 3 — 11 12 11 $ 365 $ 370 69 115 Six Months Ended

Reconciliation of Non-GAAP Measures: Net Income to Adjusted Net Income and Adjusted Net Income Per Share ($ in millions, except share and per share amounts) 1 Represents the loss on extinguishment of debt including the write-off of unamortized deferred financing costs, original issue discount, and other assets or liabilities associated with such debt 2 Represents the costs incurred for strategic alignment of our workforce. These costs include severance, relocation costs and other related costs Weighted average common shares outstanding (in thousands) Basic Diluted Adjusted Net Income Per Share - Basic Adjusted Net Income Per Share - Diluted Net income $ 442 $ 98 Less income from discontinued operations, net of tax 37 Income from continuing operations 81 61 Provision for income taxes 50 41 Cash paid for income taxes (7) (5) Amortization of acquisition related intangible assets (other than - software) Restructuring charges 2 4 — Loss on extinguishment of debt 1 — Adjusted net income $ 127 $ 104 197,752 199,250 198,954 201,978 $0.64 $0.52 $0.64 $0.51 361 — 3 3 $ 527 $ 84 64 139 20 69 15 (10) (6) 11 — 3 $ 207 $ 161 199,230 199,029 201,010 201,615 $1.04 $0.81 $1.03 $0.80 388 115 6 6 July 30, 2017 July 31, 2016 Three Months Ended July 30, 2017 July 31, 2016 Six Months Ended